SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) September 29, 2000

Key Bank USA, National Association (as Seller, Master Servicer and Administrator)
under a Sale and Servicing Agreement dated as of September 1, 2000 among
Key Bank USA, National Association, KeyCorp Student Loan Trust 2000-B, and
Bank One, National Association as eligible lender trustee, in connection with the issuance of KeyCorp Student Loan Trust 2000-B Floating Rate
Asset-Backed Notes.

Key Bank USA, National Association
(Exact name of Registrant as specified in its charter)

United States (State or other jurisdiction of incorporation)	333-80109-03 (Commission File Number	34-1804148 (IRS Employer ID Number)

Key Tower, 127 Public Square, Cleveland, Ohio 44114
(Address of principal executive offices)           (Zip Code)

Registrant's Telephone Number,
including area code:                      (216) 689-6300

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

1.1	Note Underwriting Agreement, between Key Bank USA, National Association and Deutsche Bank Securities Inc. as Representative of the Underwriters, dated September 8, 2000.

4.1	Indenture, between KeyCorp Student Loan Trust 2000-B (the “Trust”) and Bankers Trust Company (the “Indenture Trustee”), dated as of September 1, 2000.

4.2	Amended and Restated Trust Agreement, between Key Bank USA, National Association and Bank One, National Association (the “Eligible Lender Trustee”), dated as of September 1, 2000.

4.3	Sale and Servicing Agreement, among Key Bank USA, National Association (as Seller, Master Servicer, and Administrator) the Trust, and the Eligible Lender Trustee, dated as of September 1, 2000.

4.4	Insurance Agreement, among MBIA Insurance Corporation as Insurer, Key Bank USA, National Association (as Master Servicer, Seller, Administrator and Depositor) the Trust, the Eligible Lender Trustee and the Indenture Trustee, dated as of September 1, 2000.

4.5	Interest Rate Swap Agreement between the Trust and Key Bank USA, National Association, as the Swap Counterparty, as documented on a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmation and the related schedule, each dated as of September 15, 2000.

4.6	Cap Agreement between the Trust and Key Bank USA, National Association, as the Cap Provider, as documented according to a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmation and the related schedule, each dated as of September 15, 2000.

99.1	Administration Agreement, among Key Bank USA, National Association, the Trust and the Indenture Trustee, dated as of September 1, 2000.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY BANK USA, NATIONAL ASSOCIATION By: /s/ Craig T. Platt Name: Craig T. Platt Title: Senior Vice President

Dated: September 29, 2000

Exhibit Index

Exhibit No.	Description of Exhibit

1.1	Note Underwriting Agreement, between Key Bank USA, National Association and Deutsche Bank Securities Inc. as Representative of the Underwriters, dated September 8, 2000.

4.1	Indenture, between KeyCorp Student Loan Trust 2000-B (the “Trust”) and Bankers Trust Company (the “Indenture Trustee”), dated as of September 1, 2000.

4.2	Amended and Restated Trust Agreement, between Key Bank USA, National Association and Bank One, National Association (the “Eligible Lender Trustee”), dated as of September 1, 2000.

4.3	Sale and Servicing Agreement, among Key Bank USA, National Association (as Seller, Master Servicer, and Administrator) the Trust, and the Eligible Lender Trustee, dated as of September 1, 2000.

4.4	Insurance Agreement, among MBIA Insurance Corporation as Insurer, Key Bank USA, National Association (as Master Servicer, Seller, Administrator and Depositor) the Trust, the Eligible Lender Trustee and the Indenture Trustee, dated as of September 1, 2000.

4.5	Interest Rate Swap Agreement between the Trust and Key Bank USA, National Association, as the Swap Counterparty, as documented on a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmation and the related schedule, each dated as of September 15, 2000.

4.6	Cap Agreement between the Trust and Key Bank USA, National Association, as the Cap Provider, as documented according to a 1992 ISDA Master Agreement (Multicurrency-Cross Border), including the related sole confirmation and the related schedule, each dated as of September 15, 2000.

99.1	Administration Agreement, among Key Bank USA, National Association, the Trust and the Indenture Trustee, dated as of September 1, 2000.